UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 11, 2007

MAINSTREET FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

United States	000-52298	20-1867479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

629 W. State Street, Hastings, Michigan	49058-1643
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (269) 945-9561

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          On January 11, 2007, the Registrant received the resignation of Steven T. Garlinger as a director of the Registrant and its wholly owned subsidiary, MainStreet Savings Bank, FSB.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MAINSTREET FINANCIAL CORPORATION

Date: January 12, 2007	By: /s/ David L. Hatfield David L. Hatfield President and Chief Executive Officer

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END